SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 17, 2007

                                CorVu Corporation
             (Exact name of Registrant as Specified in its Charter)

                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


               0-29299                              41-1457090
      (Commission File Number)                    (IRS Employer
                                                Identification No.)

                              3400 West 66th Street
                             Edina, Minnesota 55435
              (Address of Principal Executive Offices and Zip Code)

                                 (952) 944-7777
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

      Furnished herewith as Exhibit 99.1 and incorporated by reference herein is the text of CorVu Corporation's announcement regarding operating results for the second quarter ending December 31, 2006, as presented in a press release dated January 17, 2007.

      The information contained in this Current Report on Form 8-K and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

      (a)   Financial statements: None.

      (b)   Pro forma financial information: None.

      (c)   Shell company transactions: None.

      (d)   Exhibits:

            99.1  Press Release dated January 17, 2007, issued by CorVu
                  Corporation

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CORVU CORPORATION


                                        By /s/ David C. Carlson
                                          --------------------------------------
Date: January 17, 2007                     David C. Carlson
                                           Chief Financial Officer

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  EXHIBIT INDEX
                                       to
                                    FORM 8-K

                                CorVu Corporation

Date of Report:                                             Commission File No.:
January 17, 2007                                                 0-29299



Exhibit No.       ITEM

99.1              Press Release dated January 17, 2007, issued by CorVu
                  Corporation